O 103 PA-1

                         SUPPLEMENT DATED MARCH 1, 2000
                              TO THE PROSPECTUS OF
                  TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
                                  ADVISOR CLASS
                              DATED JANUARY 1, 2000

The prospectus is amended as follows:

I. On February 25, 2000, the board of directors of Templeton Global Smaller Companies Fund, Inc. approved an increase in the capitalization level for a smaller company to $2 billion effective as of June 1, 2000.

The "Smaller Companies" section on page 2 is replaced with the following:

  Smaller companies generally are those with market capitalizations that would place them in the lowest 20% size class of companies whose equity securities are listed on a U.S. securities exchange or traded on the National Association of Securities Dealers Automated Quotations (NASDAQ) system. The fund will invest 75% of its assets in these companies. In connection with this 75% strategy, the fund's board of directors has adopted an operating policy, which may be changed without shareholder approval, that the fund will not buy securities of companies with market capitalizations of more than $2 billion. Because the fund may apply the U.S. size standard on a global basis, in some emerging markets the fund may invest in companies that qualify as small cap but still are among the largest in that market.

                Please keep this supplement for future reference.